EXHIBIT 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to
§ 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of The Midland Company (the “Company”) on Form 10-Q for the period ending June 30, 2004 (the “Report”), I, John W. Hayden, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John W. Hayden
John W. Hayden
President and Chief Executive Officer

August 5, 2004

A signed original of this written
statement required by Section 906
has been provided to The Midland
Company and will be retained by The
Midland Company and furnished to the
Securities and Exchange Commission
or its staff upon request.

36